iShares®

iShares Trust

Supplement dated June 11, 2026 to the currently effective

Statement of Additional Information (the “SAI”)

for the iShares Nasdaq Top 30 Stocks ETF (QTOP)

and iShares Nasdaq-100 ex Top 30 ETF (QNXT)

(each, a “Fund” and collectively, the “Funds”)

Nasdaq, Inc. (the “Index Provider”) has made certain changes to the methodology for the Nasdaq-100 Index, which is the parent index for the underlying index tracked by each Fund.

Two changes are effective immediately: “fast entry” inclusion of certain eligible securities (“Fast Entry Securities”) and the use of modified market capitalization to weight Fast Entry Securities. Effective June 22, 2026, modified market capitalization weighting will be used for all other securities.

1)	The section “The Nasdaq Indexes” in the SAI is deleted and replaced with the following:

The Nasdaq Indexes provide coverage and non-overlapping segmentation of the Nasdaq-100 Index.

The Nasdaq-100 Index consists of securities of 100 of the largest domestic and international non-financial companies listed on Nasdaq (on the Nasdaq Global Select Market or the Nasdaq Global Market) based on a company’s full market capitalization, which accounts for both its listed and unlisted shares. Security types generally eligible for inclusion in the index are common stocks and tracking stocks as well as American Depositary Receipts (“ADRs”) including New York Registry Shares that represent securities of non-U.S. issuers. Companies organized as real estate investment trusts (“REITs”) are not eligible for inclusion in the index. The index reflects companies from all major sectors, except for companies that are classified as in the “financial industry” according to the Industry Classification Benchmark (“ICB”).

To be eligible for inclusion, a security must meet additional criteria, including:

•	a company’s primary U.S. listing must be exclusively on the Nasdaq Global Select Market or the Nasdaq Global Market;

•	a security must have a three-month average daily traded value of at least $5 million (USD);

•	the security may not be issued by an issuer currently in bankruptcy proceedings, or equivalent protection from creditors;

•

the issuer of the security generally may not have entered into a definitive agreement or other arrangement that would make it ineligible for inclusion in the index and where the transaction is imminent as determined by the Index Provider;

•	if an issuer has listed multiple security classes, all security classes are eligible, subject to meeting all other eligibility criteria; and

•

the security must have traded for at least three full calendar months, not including the month of initial listing. For seasoning purposes, eligible exchanges include Nasdaq (Nasdaq Global Select Market, Nasdaq Global Market, or Nasdaq Capital Market), NYSE, NYSE American and Cboe BZX, and is determined as of the constituent selection reference date, including that month.

The securities in the index are weighted based on a modified market capitalization determination. The Index Provider determines a security’s capitalization by multiplying its market price by the lesser of (a) the reported total shares outstanding and (b) three times the number of free-floating shares. As a result, a security’s weight is limited to the lesser of its eligible listed market value or three times its eligible float market value.

The index is reconstituted on an annual basis in December and rebalanced quarterly in March, June, and September. At the annual reconstitution, if the weight of any company exceeds 24%, company weights are adjusted so that no company’s weight exceeds 20%. After such adjustment, if any security’s weight exceeds 15%, security weights are adjusted so that no security’s weight exceeds 14%. The company-level capping is also applied at each quarterly rebalance.

Fast Entry. A security that is not already an index constituent may be added to the Nasdaq-100 on an accelerated basis if its full market capitalization (which includes listed and unlisted shares) ranks within the top 40 current index constituents. The inclusion of such a security will not require the removal of another security and may temporarily increase the constituent count to more than 100. A company that has undergone an initial public offering (“IPO”) or switched listings to an eligible exchange is ranked and evaluated as of the end of its seventh trading date so long as it satisfies all applicable eligibility requirements (except that an IPO security must have an average daily traded value of at least $5 million from its first trading day, rather than the three-month measurement period). Typically, the security is added to the Nasdaq-100 after 15 trading days; however, if the seventh trading date falls on or before a reconstitution or rebalance date, the security is included in the index as part of the reconstitution or rebalance.

2)	The following sentence is added to the Index Description section for the Nasdaq-100 ex Top 30 Index and Nasdaq-100 Top 30 Index in the SAI:

The Fast Entry eligibility mechanism is not applicable to the Index.

If you have any questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.

IS-A-IPO6-0626

PLEASE RETAIN THIS SUPPLEMENT

FOR FUTURE REFERENCE